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                                                                EXHIBIT 10.15.2

                                AMENDMENT TO THE
                           RETIREMENT SUPPLEMENT PLAN


         This Amendment to the Retirement Supplement Plan ("RSP") is effective as of January 1, 1995.

                 1. Capitalized terms that are not defined herein shall have the same meaning as contained in the RSP.

                 2. Section 1.2 is hereby amended by adding the following at the end of such section:

                 "For the purpose of determining lump sum amounts payable under Sections 5, 7.2 and 8.15 under the Plan, Actuarial Equivalent shall be based on the 1983 Group Annuity Mortality Table for males and a discount rate of 5% per annum."

         This Amendment is effective as of January 1, 1995.

                                        Ralphs Grocery Company


                                        By:____________________________________
                                                                         Title